UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-10971                  52-1508198
-----------------------------         ----------------          --------------
(State or Other Jurisdiction)        (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                            20036
---------------------------------------                        ------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.  02       Results of Operations and Financial Condition
                  ---------------------------------------------

                  By press release the Company reported its earnings for the three and nine months ended September 30, 2004.

Item 8.01         Other Events
                  ------------

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press  release  dated  October  21,  2004,   announcing  the
                    Company's reported earnings for the three and nine months ended September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: October 21, 2004              By:   /s/ Karen Troutman
                                          ------------------
                                              Karen Troutman
                                              Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.               Description
         ----------                -----------
          99.1                     Press release dated October 21, 2004
                                   announcing the Company's reported earnings for the three and nine months ended
                                   September 30, 2004.